Exhibit 4.2.17
SUPPLEMENTAL INDENTURE


Dated as of January 1, 1997

To

Indenture of Mortgage and Deed of Trust

Dated as of May 1, 1921



THE CONNECTICUT LIGHT AND POWER COMPANY

TO

BANKERS TRUST COMPANY, Trustee


1996 Series B Bonds, Due May 1, 2031





THE CONNECTICUT LIGHT AND POWER COMPANY

Supplemental Indenture, Dated as of January 1, 1997

TABLE OF CONTENTS
                                                            Page
Parties                                                     1
Recitals                                                    1
Granting Clause                                             3
Habendum                                                    4
Grant in Trust                                              4

ARTICLE 1. FORM AND PROVISIONS OF BONDS OF 1996 SERIES B
SECTION 1.01.  Designation; Amount                          4
SECTION 1.02.  Form of Bonds of 1996 Series B               4
SECTION 1.03.  Provisions of Bonds of 1996 Series B;
Interest Accrual; Effect of Payment on PCR Bonds            5
SECTION 1.04.  Transfer and Exchange of Bonds of 1996
Series B; PCR Bond Trustee as Registered Holder:
Restriction on Transfer of Bonds of 1996 Series B           6
SECTION 1.05.  Sinking and Improvement Fund                 7

ARTICLE 2. REDEMPTION OF BONDS OF 1996 SERIES B

SECTION 2.01.  Redemption Upon Redemption of PCR Bonds      7
SECTION 2.02.  Source of Funds for Redemptions              7

ARTICLE 3.
MISCELLANEOUS

SECTION 3.01.  Benefits of Supplemental Indenture and
Bonds of 1996 Series B                                      8
SECTION 3.02.  Effect of Table of Contents and Headings     8
SECTION 3.03.  Counterparts                                 8
SECTION 3.04.  Payment Due on Holidays                      8


TESTIMONIUM                                                 9
SIGNATURES                                                  9
ACKNOWLEDGMENTS                                             10

SCHEDULE A - Form of Bond of 1996 Series B, Form of Trustee's
Certificate
SCHEDULE B - Property Subject to the Lien of the Mortgage SUPPLEMENTAL INDENTURE, dated as of the first day of January, 1997, between THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the "Company"), and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York (hereinafter called the "Trustee").

     WHEREAS, the Company heretofore duly executed, acknowledged and delivered to the Trustee a certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, and sixty-four Supplemental Indentures thereto dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1,
1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20,
1936, December 1, 1936, December 1, 1938, August 31, 1944,
September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958,
February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1,
1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975,
September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980,
October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983,
January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989 , December 1, 1989,
April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July
1, 1993, December 1, 1993, February 1, 1994, February 1, 1994,
June 1, 1994, October 1, 1994 and June 1, 1996 (said Indenture of Mortgage and Deed of Trust (i) as heretofore amended, being hereinafter generally called the "Mortgage Indenture," and (ii) together with said Supplemental Indentures thereto, being hereinafter generally called the "Mortgage"), all of which have been duly recorded as required by law, for the purpose of securing its First and Refunding Mortgage Bonds (of which $1,452,288,000 aggregate principal amount are outstanding at the date of this Supplemental Indenture) in an unlimited amount, issued and to be issued for the purposes and in the manner therein provided, of which Mortgage this Supplemental Indenture is intended to be made a part, as fully as if therein recited at length;

     WHEREAS, pursuant to an Indenture of Trust dated as of May 1, 1996 and amended and restated as of January 1, 1997 (herein called the "PCR Bond Indenture"), by and between the Connecticut Development Authority (herein called the "Authority") and Fleet National Bank, as trustee (herein called the "PCR Bond Trustee"), the Authority has issued $62,000,000 in principal amount of its Pollution Control Revenue Bonds (The Connecticut Light and Power Company Project) Series 1996A (herein called the "PCR Bonds");

     WHEREAS, pursuant to a Loan Agreement dated as of May 1, 1996 and amended and restated as of January 1, 1997 (herein called the "PCR Bond Loan Agreement"), by and between the Authority and the Company, the Authority has loaned the proceeds from the sale of the PCR Bonds to the Company to assist the Company in financing its portion of the cost of acquiring, constructing and installing certain pollution control and/or sewage or solid waste disposal facilities at the Millstone 3 nuclear electric generating plant located in Waterford, Connecticut, in which facilities the Company owns a 52.933% undivided interest;

     WHEREAS, the PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the PCR Bond Loan Agreement or the PCR Bond Indenture and from any amounts otherwise available under the PCR Bond Indenture for the payment of the PCR Bonds, which revenues and other receipts, funds, moneys and amounts are, pursuant to the PCR Bond Indenture, pledged by the Authority to the PCR Bond Trustee as security for the PCR Bonds and which revenues and other receipts, funds, moneys and amounts include loan payments required to be made by the Company to the PCR Bond Trustee for the account of the Authority pursuant to the PCR Bond Loan Agreement in amounts equal to the amounts payable with respect to the PCR Bonds;

     WHEREAS, in consideration of the loan provided by the Authority under the PCR Bond Loan Agreement, and pursuant to the provisions of the PCR Bond Loan Agreement and the PCR Bond Indenture, each as amended and restated, the Company has agreed to issue, and by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage has duly determined to create, to evidence and secure the Company's obligation under the PCR Bond Loan Agreement to make loan payments as aforesaid and to provide security for the PCR Bonds, a further series of bonds under the Mortgage to be designated "First and Refunding Mortgage Bonds, 1996 Series B" (hereinafter generally referred to as the "bonds of 1996 Series B"), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, including terms and provisions with respect to maturity, interest payment, interest rate and redemption corresponding to those of the PCR Bonds, such fully registered bonds and the Trustee's certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A appended hereto and made a part hereof;

     WHEREAS, the execution and delivery of this Supplemental
Indenture and the issue of not exceeding Sixty-Two Million
Dollars ($62,000,000) in aggregate principal amount of bonds of 1996 Series B and other necessary actions have been duly authorized by the Board of Directors of the Company;

     WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the bonds of 1996 Series B and to confirm the lien of the Mortgage on the property referred to below, all as permitted by Section 14.01 of the Mortgage Indenture; and

     WHEREAS, all acts and things necessary to constitute this Supplemental Indenture a valid, binding and legal instrument and to make the bonds of 1996 Series B when executed by the Company and authenticated by the Trustee valid, binding and legal obligations of the Company have been authorized and performed;

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE OF MORTGAGE AND
DEED OF TRUST WITNESSETH:

     That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage, according to their tenor and effect, and according to the terms of the Mortgage and this Supplemental Indenture, and to secure the performance of the covenants and obligations in said bonds and in the Mortgage and this Supplemental Indenture respectively contained, and for the better assuring and confirming unto the Trustee, its successor or successors and its or their assigns, upon the trusts and for the purposes expressed in the Mortgage and this Supplemental Indenture, all and singular the hereditaments, premises, estates and property of the Company thereby conveyed or assigned or intended so to be, or which the Company may thereafter have become bound to convey or assign to the Trustee, as security for said bonds (except such hereditaments, premises, estates and property as shall have been disposed of or released or withdrawn from the lien of the Mortgage and this Supplemental Indenture, in accordance with the provisions thereof and subject to alterations, modifications and changes in said hereditaments, premises, estates and property as permitted under the provisions thereof), the Company, for and in consideration of the premises and the sum of One Dollar ($1.00) to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto said Bankers Trust Company, as Trustee, and its successor or successors in the trust created by the Mortgage and this Supplemental Indenture, and its and their assigns, all of said hereditaments, premises, estates and property (except and subject as aforesaid), as fully as though described at length herein, including, without limitation of the foregoing, the property, rights and privileges of the Company described or referred to in Schedule B hereto. Together with all plants, buildings, structures, improvements and machinery located upon said real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof described or referred to in Schedule B or intended so to be, or in any wise appertaining thereto, and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances; except and subject as aforesaid.

     TO HAVE AND TO HOLD all and singular the property, rights and privileges hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successor or successors in the trust created by the Mortgage and this Supplemental Indenture, and its and their assigns, forever, and with like effect as if the above described property, rights and privileges had been specifically described at length in the Mortgage and this Supplemental Indenture.

     Subject, however, to permitted liens, as defined in the Mortgage Indenture.

     IN TRUST, NEVERTHELESS, upon the terms and trusts of the Mortgage and this Supplemental Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Mortgage and this Supplemental Indenture (and subject to any sinking fund that may heretofore have been or hereafter be created for the benefit of any particular series).

     And it is hereby covenanted that all such bonds of 1996 Series B are to be issued, authenticated and delivered, and that the mortgaged premises are to be held by the Trustee, upon and subject to the trusts, covenants, provisions and conditions and for the uses and purposes set forth in the Mortgage and this Supplemental Indenture and upon and subject to the further covenants, provisions and conditions and for the uses and purposes hereinafter set forth, as follows, to wit:

ARTICLE 1.

FORM AND PROVISIONS OF BONDS OF 1996 SERIES B

     SECTION 1.01. Designation; Amount. The bonds of 1996 Series B shall be designated "First and Refunding Mortgage Bonds, 1996 Series B" and, subject to Section 2.08 of the Mortgage Indenture, shall not exceed Sixty-Two Million Dollars ($62,000,000) in aggregate principal amount at any one time outstanding. The initial issue of the bonds of 1996 Series B may be effected upon compliance with the applicable provisions of the Mortgage Indenture.

     SECTION 1.02.  Form of Bonds of 1996 Series B.  The bonds of
1996 Series B shall be issued only in fully registered form without coupons in denominations of One Thousand Dollars ($1,000) and multiples thereof.

     The bonds of 1996 Series B and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A appended hereto.

     SECTION 1.03. Provisions of Bonds of 1996 Series B; Interest Accrual; Effect of Payment on PCR Bonds. The bonds of 1996 Series B shall mature on May 1, 2031 and shall bear interest, payable on the interest payment dates applicable from time to time to the PCR Bonds (each such interest payment date so applicable to the PCR Bonds, being an interest payment date applicable to the bonds of 1996 Series B), until the Company's obligation in respect of the principal thereof shall be discharged, in amounts equal to the interest payments due on the PCR Bonds on such interest payment dates applicable to the bonds of 1996 Series B; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the bonds of 1996 Series B, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date. If, pursuant to the PCR Bond Loan Agreement or the PCR Bond Indenture, all or any portion of the principal of the PCR Bonds shall become or be declared immediately due and payable, a like principal amount of the bonds of 1996 Series B, together with all accrued interest thereon, shall without notice or demand of any kind, become immediately due and payable. In addition, the bonds of 1996 Series B shall be callable for redemption in whole or in part according to the terms and provisions provided herein in Article 2.

     Anything in the Mortgage, this Supplemental Indenture or any bond of 1996 Series B to the contrary notwithstanding, the bonds of 1996 Series B shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of, premium, if any, and interest on the bonds of 1996 Series B shall be satisfied and discharged, when and to the extent that the principal of and premium, if any, and interest on the PCR Bonds shall have been paid or deemed paid as provided in the PCR Bond Indenture.

     Each bond of 1996 Series B shall be dated as of January 2, 1997 and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the bonds of 1996 Series B, or if the date of authentication thereof is on or prior to the record date (as hereinafter defined) with respect to the first interest payment date then from January 2, 1997, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.

     The person in whose name any bond of 1996 Series B is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest. A subsequent record date may be established by the Company by notice mailed to the owners of the bonds of 1996 Series B not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term "record date" as used in this Section with respect to any regular interest payment date shall mean the day next preceding such interest payment date, or if such day shall not be a Business Day (as hereinafter defined), the next preceding day which shall be a Business Day. For purposes of this Supplemental Indenture, "Business Day" means any day (i) that is not a Saturday or Sunday, (ii) that is a day on which banks are not required or authorized to close in New York, New York and Hartford, Connecticut, (iii) that is a day on which banking institutions in all of the cities in which the principal offices of the PCR Bond Trustee, the Trustee and the Paying Agent (as defined in the PCR Bond Indenture) and, if applicable, the Remarketing Agent and the Bank (each as defined in the PCR Bond Indenture) are located and are not required or authorized to remain closed, and (iv) that is a day on which the New York Stock Exchange, Inc. is not closed.

     SECTION 1.04. Transfer and Exchange of Bonds of 1996 Series B; PCR Bond Trustee as Registered Holder: Restriction on Transfer of Bonds of 1996 Series B. The bonds of 1996 Series B may be surrendered for registration of transfer as provided in Section
2.06 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of 1996 Series B of other authorized denominations. Notwithstanding the provisions of Section 2.06 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of bonds of 1996 Series B or for the exchange of any bonds of 1996 Series B for such bonds of other authorized denominations.

     The bonds of 1996 Series B shall be issued to and registered in the name of the PCR Bond Trustee and, anything in the Mortgage, this Supplemental Indenture or any bond of 1996 Series B to the contrary notwithstanding, the bonds of 1996 Series B shall not be sold, assigned, pledged or transferred, except to effect the transfer to any successor trustee under the PCR Bond Indenture.

     SECTION 1.05. Sinking and Improvement Fund. Each holder of a bond of 1996 Series B, solely by virtue of its acquisition thereof, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to any and all amendments to the Mortgage Indenture which are intended to eliminate or modify in any manner the requirements of the sinking and improvement fund as provided for in Section 6.14 thereof.

ARTICLE 2.

REDEMPTION OF BONDS OF 1996 SERIES B

     SECTION 2.01. Redemption Upon Redemption of PCR Bonds. In the event that the PCR Bonds are to be redeemed as a whole or in part on any date as provided in Article VI of the PCR Bond Indenture, a like principal amount of the bonds of 1996 Series B shall be redeemed on such date, at a redemption price equal to the redemption price at which the PCR Bonds are to be so redeemed, as set forth in such Article VI, stated as a percentage of the principal amount of the bonds of 1996 Series B to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The bonds of 1996 Series B shall be redeemed as aforesaid in accordance with the provisions of the Mortgage and upon not less than thirty (30) days' prior notice given by mail as provided in the Mortgage; provided, that the Company shall be deemed to have satisfied such notice requirement by delivering to the PCR Bond Trustee, at the time and in the manner specified in the PCR Bond Indenture and the PCR Bond Loan Agreement, the notice and/or certificate required pursuant to the PCR Bond Indenture and the PCR Bond Loan Agreement to be delivered in connection with the redemption of the PCR Bonds. The Company shall deliver a copy of such notice and/or certificate to the Trustee at the time of such delivery to the PCR Bond Trustee. Upon presentation to the Trustee for payment of any bond of 1996 Series B to be redeemed as aforesaid, the Trustee shall redeem and fully pay such bond or the portion thereof to be redeemed.

     SECTION 2.02. Source of Funds for Redemptions. Redemptions of bonds of 1996 Series B pursuant to the foregoing provisions of this Article 2 may be made with moneys deposited with or received by the Trustee pursuant to the Mortgage Indenture and/or with any other moneys available to the Company for such purpose.

ARTICLE 3.

MISCELLANEOUS

     SECTION 3.01. Benefits of Supplemental Indenture and Bonds of 1996 Series B. Nothing in this Supplemental Indenture, or in the bonds of 1996 Series B, expressed or implied, is intended or shall be construed to give to any person or corporation other than the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or of any covenant, condition or provision herein contained. All the covenants, conditions and provisions hereof are and shall be for the sole and exclusive benefit of the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture.

     SECTION 3.02. Effect of Table of Contents and Headings. The table of contents and the descriptive headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning, construction or effect of the same.

     SECTION 3.03.  Counterparts.  For the purpose of
facilitating the recording hereof, this Supplemental Indenture may be executed in any number of counterparts, each of which shall be and shall be taken to be an original and all collectively but one instrument.

     SECTION 3.04. Payment Due on Holidays. If the date for making any payment or the last date for performance of any act or the exercise of any right, as provided in this Supplemental Indenture, is not a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day unless otherwise provided herein, with the same force and effect as if done on the nominal date provided in this Supplemental Indenture.

     IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused these presents to be executed by a Vice President and its corporate seal to be hereunto affixed, duly attested by an Assistant Secretary, and Bankers Trust Company has caused these presents to be executed by an Assistant Vice President and its corporate seal to be hereunto affixed, duly attested by an Assistant Treasurer, as of the day and year first above written.

THE CONNECTICUT LIGHT AND POWER COMPANY

Attest:
By /s/

Name: Mark A. Joyse
Title:  Assistant Secretary

/s/
Name: John B. Keane
Title:  Vice President and Treasurer

(SEAL)

Signed, sealed and delivered in the presence of:


BANKERS TRUST COMPANY

Attest:

By /s/
Name: Shafiq Jadavji
Title:  Assistant Treasurer

/s/
Name:  Scott F. Thiel
Title:  Assistant Vice President

(SEAL)

Signed, sealed and delivered in the presence of:

STATE OF CONNECTICUT     )
                         )ss: BERLIN
COUNTY OF HARTFORD       )

     On this 14th day of January, 1997, before me, Deborah A. Tawrel, the undersigned officer, personally appeared JOHN B. KEANE and MARK A. JOYSE, who acknowledged themselves to be Vice President and Treasurer and Assistant Secretary, respectively, of THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation, and that they, as such Vice President and Treasurer and such Assistant Secretary, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as Vice President and Treasurer and Assistant Secretary, and as their free act and deed.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
Deborah A. Tawrel
Notary Public
My commission expires:


STATE OF NEW YORK        )
                         )    ss: NEW YORK
COUNTY OF NEW YORK       )

     On this 15th day of January, 1997, before me, Sharon V. Alston, the undersigned officer, personally appeared SCOTT F. THIEL and SHAFIQ JADAVJI, who acknowledged themselves to be an Assistant Vice President and an Assistant Treasurer, respectively, of BANKERS TRUST COMPANY, a corporation, and that they, as such Assistant Vice President and such Assistant Treasurer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as Assistant Vice President and Assistant Treasurer, and as their free act and deed.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
Sharon V. Alston
Notary Public
My Commission Expires: May 7, 1998


SCHEDULE A

(FORM OF BONDS OF 1996 SERIES B)
No.                                               $

THE CONNECTICUT LIGHT AND POWER COMPANY

Incorporated under the Laws of the State of Connecticut

FIRST AND REFUNDING MORTGAGE BOND, 1996 SERIES B

PRINCIPAL DUE MAY 1, 2031


     FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the Company) hereby promises
to pay to,                   or registered assigns, the principal
sum of                                     dollars, on the first
day of May, 2031 and to pay interest on said sum on the interest payment dates applicable from time to time to the PCR Bonds (as defined on the reverse hereof) (each such interest payment date so applicable to such PCR Bonds being an interest payment date applicable to this Bond), until the Company's obligation with respect to said principal sum shall be discharged, in amounts equal to the interest payments due on such PCR Bonds (whether or not such interest payments have been or will be paid or deemed paid as provided in the PCR Bond Loan Agreement and PCR Bond Indenture (each as defined on the reverse hereof)) on such interest payment dates applicable to this Bond. This Bond shall bear interest as aforesaid from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication hereof is on or prior to the record date with respect to the first interest payment date then from January 2, 1997, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the day next preceding such interest payment date, or if such day shall not be a Business Day (as defined on the reverse hereof), the next preceding day which is a Business Day.

     Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

     This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Bankers Trust Company (hereinafter with its successors as defined in the Mortgage (as defined on the reverse hereof), generally called the Trustee), or by such a successor.

     IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused this bond to be executed in its corporate name and on its behalf by its Vice President by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Assistant Secretary.

Dated as of January 2, 1997.

THE CONNECTICUT LIGHT AND POWER COMPANY


By /s/
Name:
Title: Vice President

Attest:

/s/
Name:
Title: Assistant Secretary


[FORM OF TRUSTEE'S CERTIFICATE]

     Bankers Trust Company hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.

BANKERS TRUST COMPANY, TRUSTEE


By /s/
Name:
Title:    Authorized Officer


[FORM OF BOND]

[REVERSE]

THE CONNECTICUT LIGHT AND POWER COMPANY

FIRST AND REFUNDING MORTGAGE BOND, 1996 SERIES B

     This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to Sixty-Two Million Dollars ($62,000,000), consisting only of registered bonds without coupons and designated "First and Refunding Mortgage Bonds, 1996 Series B," all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, and by sixty-five Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935,
September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October
1, 1945, November 1, 1949, December 1, 1952, December 1, 1955,
January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1,
1968, December 1, 1969, January 1, 1970, October 1, 1970,
December 1, 1971, August 1, 1972,  April 1, 1973, March 1, 1974,
February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978,
September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April
1, 1988, November 1, 1988, June 1, 1989, September 1, 1989,
December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992,
July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994,
February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996 and
January 1, 1997 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the "Mortgage"), all executed by the Company to Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage (other than the last sentence of the next paragraph and Section 1.03 of the aforementioned Supplemental Indenture dated as of January 1,
1997) shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided. The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided.

     This bond, together with all other bonds of this series, if any, is issued to evidence and secure the Company's obligation under a Loan Agreement dated as of May 1, 1996 and amended and restated as of January 1, 1997 (herein called the "PCR Bond Loan Agreement"), by and between The Connecticut Development Authority (herein called the "Authority") and the Company, to make loan payments as described below and to provide security for the Pollution Control Revenue Bonds (The Connecticut Light and Power Company Project) Series 1996A (the "PCR Bonds") issued by the Authority in a principal amount of $62,000,000 pursuant to an Indenture of Trust dated as of May 1, 1996 and amended and restated as of January 1, 1997 (herein called the "PCR Bond Indenture"), by and between the Authority and Fleet National Bank, as trustee (herein called the "PCR Bond Trustee").
Pursuant to the PCR Bond Loan Agreement, the Authority, on the date of original issue, loaned the proceeds from the sale of the PCR Bonds to the Company to assist the Company in financing its portion of the cost of acquiring, constructing and installing certain pollution control and/or sewage or solid waste disposal facilities at the Millstone 3 nuclear electric generating plant located in Waterford, Connecticut, in which facilities the Company owned, on the date of original issue, a 52.933% undivided interest. Anything in the Mortgage or any bond of this series to the contrary notwithstanding, the bonds of this series shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of and premium, if any, and interest on the bonds of this series shall be satisfied and discharged, when and to the extent that the principal of and premium, if any, and interest on the PCR Bonds shall have been paid or deemed paid as provided in the PCR Bond Indenture.

     The PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the PCR Bond Loan Agreement or the PCR Bond Indenture and from any amounts otherwise available under the PCR Bond Indenture for the payment of the PCR Bonds. Such revenues and other receipts, funds, moneys and amounts have been, pursuant to the PCR Bond Indenture, pledged by the Authority to the PCR Bond Trustee as security for the PCR Bonds and include loan payments required to be made by the Company to the PCR Bond Trustee for the account of the Authority pursuant to the PCR Bond Loan Agreement in amounts equal to the amounts payable with respect to the PCR Bonds. This bond, together with all other bonds of this series, if any, has terms and provisions with respect to maturity, interest payment, interest rate and redemption corresponding to those of the PCR Bonds. This bond, together with all other bonds of this series, if any, has been issued to and registered in the name of the PCR Bond Trustee and, anything in the Mortgage or any bond of this series to the contrary notwithstanding, the bonds of this series shall not be sold, assigned, pledged or transferred, except to effect the transfer to any successor trustee under the PCR Bond Indenture.

     This bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage. Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

     This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

     In the event that the PCR Bonds are to be redeemed as a whole or in part on any date as provided in the PCR Bond Indenture, a like principal amount of the bonds of this series shall be redeemed on such date, at a redemption price equal to the redemption price at which the PCR Bonds are to be so redeemed, as set forth in the PCR Bond Indenture, stated as a percentage of the principal amount of the bonds of this series to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The bonds of this series shall be redeemed as aforesaid in accordance with the provisions of the Mortgage and upon not less than thirty (30) days' prior notice given by mail as provided in the Mortgage; provided, that the Company shall be deemed to have satisfied such notice requirement by delivering to the PCR Bond Trustee, at the time and in the manner specified in the PCR Bond Indenture and the PCR Bond Loan Agreement, the notice and/or certificate required pursuant to the PCR Bond Indenture and the PCR Bond Loan Agreement to be delivered in connection with the redemption of the PCR Bonds. The Company shall present a copy of such notice and/or certificate to the Trustee at the time of such delivery to the PCR Bond Trustee. Upon presentation to the Trustee for payment of any bond of this series to be redeemed as aforesaid, the Trustee shall redeem and fully pay such bond or the portion thereof to be redeemed.

     Redemptions of bonds of this series as aforesaid may be made with moneys deposited with or received by the Trustee pursuant to the Mortgage and/or with any other moneys available to the Company for such purpose.

     The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66 2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds and coupons issued thereunder; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or permit the creation by the Company of any mortgage or pledge or lien in the nature thereof ranking prior to or equal with the lien of the Mortgage or deprive the holder hereof of the lien of the Mortgage on any of the property which is subject to the lien thereof.

     As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of this bond, solely by virtue of its acquisition thereof, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to any and all amendments to the Mortgage which are intended to eliminate or modify in any manner the requirements of the sinking and improvement fund as set forth in Section 6.14 of the Mortgage.

     If the date for making any payment or the last date for performance of any act or the exercise of any right, as provided in the Supplemental Indenture establishing the terms and series of the bonds of this series, is not a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day unless otherwise provided herein, with the same force and effect as if done on the nominal date provided in the Supplemental Indenture establishing the terms and series of the bonds of this series. For purposes hereof, "Business Day" means any day (i) that is not a Saturday or Sunday, (ii) that is a day on which banks are not required or authorized to close in New York, New York and Hartford, Connecticut, (iii) that is a day on which banking institutions in all of the cities in which the principal offices of the PCR Bond Trustee, the Trustee and the Paying Agent (as defined in the PCR Bond Indenture) and, if applicable, the Remarketing Agent and the Bank (each as defined in the PCR Bond Indenture) are located and are not required or authorized to remain closed, and (iv) that is a day on which the New York Stock Exchange, Inc. is not closed.

No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.


PROPERTY SUBJECT TO THE LIEN OF THE MORTGAGE IN CONNECTICUT

TOWN OF ANDOVER

     ALL of the following described rights, privileges and easements situated in the Town of Andover, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(1)    Valdis Vinkels, Trustee   May 10, 1996               65          345

(2)    Stanley Farms, LLC.
       et al                     May 29, 1996               65          483

(3)    The Andover Building      August 5, 1996             65          866
       Corporation

(4)    Valdis Vinkels            September 12, 1996         66          28


TOWN OF ASHFORD

       ALL of the following described rights, privileges and easements situated in the Town of Ashford, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(5)    David L. Sibiga, Sr.
       et al                     May 31, 1996               108         990

(6)    Patrick DesRocher et al   June 19, 1996              109         319


TOWN OF AVON

       ALL of the following described rights, privileges and easements situated in the Town of Avon, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(7)    The Lakeview
        Association,             June 6, 1996               323         192
       Incorporated

(8)    Robert Peacock et al      April 24, 1996             323         194

(9)    FW/AB Associates,
        L.L.C.                   May 6, 1996                319         20


TOWN OF BERLIN

       ALL of the following described rights, privileges and easements situated in the Town of Berlin, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(10)   Redcoat Home
       Builders,  Inc.           March 26, 1996             380         286


TOWN OF BETHEL

       ALL of the following described rights, privileges and easements situated in the Town of Bethel, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(11)   Berkshire Industrial      May 15, 1995               591         88
       Corporation

(12)   CIBC Inc.                 June 19, 1995              591         99

(13)   Duracell, Inc.            June 5, 1995               591         102


TOWN OF BRANFORD

       ALL of the following described rights, privileges and easements situated in the Town of Branford, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(14)   Arnold T. Peterson
       et al                     April 18, 1996             605         818

(15)   Carol G. Meglio           August 7, 1996             612         467

(16)   The Zalia Group           September 6, 1995          600         81


TOWN OF BROOKLYN

       ALL of the following described rights, privileges and easements situated in the Town of Brooklyn, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(17)   George Pearce             June 26, 1996              173         29


TOWN OF CANTON

       ALL of the following described rights, privileges and easements situated in the Town of Canton, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(18)   Gary R. Phelps et al      August 2, 1996             215         18

(19)   Frank J. Mairano          October 10, 1996           216         482


TOWN OF CHAPLIN

       ALL of the following described rights, privileges and easements situated in the Town of Chaplin, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(20)   Daniel J. Ouimette        September 5, 1996          62          37

(21)   Donald P. Desautels
       et al                     October 23, 1996           62          259


TOWN OF CHESHIRE

       ALL of the following described rights, privileges and easements situated in the Town of Cheshire, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(22)   Brookville Equity Corp.   May 8, 1996                1159        345

(23)   Robert Greene
       Construction,             February 21, 1996          1147        80
       Inc.

(24)   Edward Bowan et al        May 16, 1996               1160        12

(25)   Heritage Hills, Inc.      June 18, 1996              1165        86

(26)   Waller Development
       Corp.                     May 13, 1996               1172        135

(27)   Heritage Hills, Inc.      August 29, 1996            1176        201


TOWN OF CLINTON

       ALL of the following described rights, privileges and easements situated in the Town of Clinton, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(28)   Spencer Court
       Associates,               August 22, 1996            247         1020
       LLC

(29)   Founders Associates       June 5, 1985               145         992

(30)   Doris F. Simoneau,
       Trustee                   November 5, 1996           249         276


TOWN OF COLCHESTER

       ALL of the following described rights, privileges and easements situated in the Town of Colchester, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(31)   Richard D. Martin         May 15, 1996               404         337

(32)   Frank B. Adams et al      July 10, 1996              408         338

(33)   Bryan F. Johnson          June 9, 1996               407         102

(34)   Scott M. Bailey et al     July 29, 1996              411         44

(35)   LaTerra Construction,
       Inc.                      September 20, 1996         414         34

(36)   Vincent Vespa, Jr.
       et al                     October 25, 1996           418         105


TOWN OF COLUMBIA

       ALL of the following described rights, privileges and easements situated in the Town of Columbia, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(37)   Jeffrey B. Smith          October 15, 1996           110         468


TOWN OF COVENTRY

       ALL of the following described rights, privileges and easements situated in the Town of Coventry, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(38)   Michael S. Block          June 7, 1996               563         321


TOWN OF DEEP RIVER

       ALL of the following described rights, privileges and easements situated in the Town of Deep River, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(39)   Mark Paul Rayner et al    October 15, 1996           143         901


TOWN OF DURHAM

       ALL of the following described rights, privileges and easements situated in the Town of Durham, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(40)   Susan T. Mellon           November 28, 1977          89          1110

(41)   Susan T. Mellon           October 27, 1977           89          988

(42)   PHS Development
       Corp.                     November 19, 1981          95          300

(43)   William W. Lawson, Jr.    August 31, 1977            89          797

(44)   Ahearn Builders of        July 19, 1996              150         365
       Wallingford, LLC

(45)   Cuomo Construction,
       Inc.                      November 19, 1997          151         605

(46)   Joan C. Wells et al       December 10, 1996          151         835

TOWN OF EAST GRANBY

       ALL of the following described rights, privileges and easements situated in the Town of East Granby, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(47)   Steven Bednaz et al       September 12, 1996         111         210


TOWN OF EAST HADDAM

       ALL of the following described rights, privileges and easements situated in the Town of East Haddam, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(48)   Richard M. Lagace
       et al                     May 17, 1996               392         328

(49)   William C. Baron et al    May 14, 1996               392         229

(50)   Scott W. Jezek et al      October 22, 1996           399         231

(51)   Fernand A.
       Tremblay, Jr.             October 2, 1996            399         64

(52)   State of Connecticut      October 21, 1990           300         279


TOWN OF EAST LYME

       ALL of the following described rights, privileges and easements situated in the Town of East Lyme, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(53)   Chapman Farms, LLC        March 21, 1996             405         222


TOWN OF EAST WINDSOR

       ALL of the following described rights, privileges and easements situated in the Town of East Windsor, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(54)   National Amusements,
       Inc.                      April 22, 1996             189         493

(55)   Ronald Petrucelli         October 11, 1996           192         888


TOWN OF EASTFORD

       ALL of the following described rights, privileges and easements situated in the Town of Eastford, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(56)   Eric J. Whittenburg
       et al                     August 20, 1996            37          257

(57)   Thomas A. Lynch et al     September 16, 1996         37          327


TOWN OF ELLINGTON

       ALL of the following described rights, privileges and easements situated in the Town of Ellington, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(58)   Birche Associates,
       L.L.C.                    July 10, 1996              225         643

(59)   Wilhelm A. Frederich
       et al                     July 24, 1996              226         504

(60)   Autumn Chase LLC          October 22, 1996           227         600


TOWN OF ENFIELD

       ALL of the following described rights, privileges and easements situated in the Town of Enfield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(61)   Somerset Development      June 26, 1996              995         35
       Corporation


TOWN OF ESSEX

       ALL of the following described rights, privileges and easements situated in the Town of Essex, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(62)   Jean Clark                May 23, 1996               160         1109

(63)   Donald Schumacher
       et al                     May 23, 1996               160         1111


TOWN OF FARMINGTON

       ALL of the following described rights, privileges and easements situated in the Town of Farmington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(64)   Cornerstone Village,
       L.L.C.                    July 10, 1996              521         296

(65)   Northstar Properties,
       LLC                       October 30, 1996           527         747

(66)   Town of Farmington        October 29, 1996           527         745


TOWN OF FRANKLIN

       ALL of the following described rights, privileges and easements situated in the Town of Franklin, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(67)   William R. Stender, III   July 16, 1996              51          375


TOWN OF GLASTONBURY

       ALL of the following described rights, privileges and easements situated in the Town of Glastonbury, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(68)   Zella D. Ferrando         July 17, 1996              1022        52

(69)   GJLM Builders, LLC        June 13, 1996              1018        33

(70)   Antonio Modugno
       et al                     July 9, 1996               1019        114

(71)   T&M Homes, L.L.C.
        et al                    August 21, 1996            1030        58

(72)   Milestone Development
       LLC                       September 11, 1996         1037        213

(73)   Edward Draghi et al       October 15, 1996           1041        240

(74)   Rita Alice Anagnos        August 13, 1996            1043        219

(75)   Cove Landing
       Associates                July 16, 1996              1038        167
       L.L.C.


TOWN OF GRANBY

       ALL of the following described rights, privileges and easements situated in the Town of Granby, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(76)   Halmar, Incorporated      October 28, 1996           211         841


TOWN OF GREENWICH

       ALL of the following described rights, privileges and easements situated in the Town of Greenwich, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(77)   Fareri Associates, L.P.   November 14, 1995          2728        174

(78)   Anthony H. Klettner
       et al                     November 16, 1995          2738        137
                                                  &
                                 November 25, 1995


TOWN OF GRISWOLD

       ALL of the following described rights, privileges and easements situated in the Town of Griswold, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(79)   Arlene M. Veloce          June 26, 1996              173         561


TOWN OF GROTON

       ALL of the following described rights, privileges and easements situated in the Town of Groton, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(80)   Mystic Landing, LLC       August 8, 1996             631         701


TOWN OF GUILFORD

       ALL of the following described rights, privileges and easements situated in the Town of Guilford, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(81)   Estate of Robert S.
        Orcutt et all            April 23, 1996             460         1068

(82)   Joseph J. Russo et al     March 29, 1996             461         127

(83)   Estate of William M.      June 7, 1996               462         667
       Orcutt et al

(84)   D & M Building
       Company,                  May 31, 1996               462         254
       Inc.

(85)   Ferris Builders, Inc.     July 11, 1996              463         882

(86)   Christopher McManus       July 3, 1996               463         738
       Building, Inc.

(87)   Rebecca Chasse            July 5, 1996               463         576

(88)   Town of Guilford          March 18, 1996             462         81

(89)   Allen B. Jacobs et al     July 22, 1996              463         1040

(90)   Anderson-Wilcox Corp.     September 13, 1996         466         182

(91)   Dorothy A. Amore          September 17, 1996         466         184

(92)   BKS of Guilford, LLC      September 16, 1996         466         418

(93)   Frank Prifitera et al     October 2, 1996            468         155


TOWN OF HADDAM

       ALL of the following described rights, privileges and easements situated in the Town of Haddam, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(94)   Louis W. D'Amico et al    September 9, 1996          208         890

TOWN OF HARTFORD

       ALL of the following described rights, privileges and easements situated in the Town of Hartford, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(95)   St. Monica's
        Development              December 4, 1995           3649        115
       Corporation

(96)   St. Monica's
       Development               April 30, 1996             3693        276
       Corporation

(97)   Tuscan Brotherhood        January 31, 1985           2302        182
       Homes II, Inc.

(98)   Aetna Life Insurance      February 16, 1989          2896        225
       Company et al


TOWN OF HEBRON

       ALL of the following described rights, privileges and easements situated in the Town of Hebron, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(99)   Chestnut Hollow, LLC
       et al                     June 13, 1996              177         358

(100)  Milton J. Burton, Jr.
        et al                    July 18, 1996              178         997
                                           &
                                 July 25, 1996

(101)  Deborah J. Paradis
       et al                     September 11, 1996         179         360


TOWN OF KILLINGLY

       ALL of the following described rights, privileges and easements situated in the Town of Killingly, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(102)  Fred R. Oppert et al      October 1, 1996            666         15

TOWN OF KILLINGWORTH

       ALL of the following described rights, privileges and easements situated in the Town of Killingworth, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(103)  Michael I. Reznik
       et al                     May 7, 1996                137         748


TOWN OF LEBANON

       ALL of the following described rights, privileges and easements situated in the Town of Lebanon, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(104)  Donald Demar              September 16, 1996         167         603

(105)  Donald Demar              September 16, 1996         167         606

(106)  Donald Demar              September 16, 1996         167         609


TOWN OF LEDYARD

       ALL of the following described rights, privileges and easements situated in the Town of Ledyard, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(107)  Robert F. Gregory,
       Trustee                   June 20, 1996              260         485

(108)  Cyr Construction, Inc.
       et al                     July 15, 1996              262         634

(109)  Crossen Builders, Inc.    October 25, 1996           264         245

(110)  Reginald G. Neto, Jr.
       et al                     November 4, 1996           264         414


TOWN OF LISBON

       ALL of the following described rights, privileges and easements situated in the Town of Lisbon, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(111)  Lawrence W. Ellison
       et al                     September 3, 1996          79          621


TOWN OF MANSFIELD

       ALL of the following described rights, privileges and easements situated in the Town of Mansfield, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(115)  John J. Shea, III et al   August 20, 1996            377         87

(116)  Dolores S. Smith          September 24, 1996         379         222


TOWN OF MADISON

       ALL of the following described rights, privileges and easements situated in the Town of Madison, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(112)  M. Kalfus Building and    February 13, 1996          705         156
       Design Corp.

(113)  Peter C. Smith et al      April 23, 1996             708         35

(114)  Crossroads Associates,
       LLC                       August 2, 1996             711         67


TOWN OF MARLBOROUGH

       ALL of the following described rights, privileges and easements situated in the Town of Marlborough, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(117)  Marlborough Town Line
       LLC                       July 9, 1996               115         59

(118)  Guy R. Turgeon            August 8, 1996             115         243

(119)  Dino A. Ferrari et al     July 24, 1996              115         2

(120)  West Hollow
       Associates                June 7, 1996               115         363

(121)  Jewett City
       Savings Bank              October 4, 1996            115         1049


TOWN OF MERIDEN

       ALL of the following described rights, privileges and easements situated in the Town of Meriden, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(122)  Walbro Automotive         August 16, 1996            2201        313
       Corporation

(123)  City of Meriden           August 9, 1996             2200        185


TOWN OF MIDDLEBURY

       ALL of the following described rights, privileges and easements situated in the Town of Middlebury, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(124)  David P. Brickley et al   July 18, 1995              141         613


TOWN OF MIDDLEFIELD

       ALL of the following described rights, privileges and easements situated in the Town of Middlefield, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(125)  Zygo Corporation          November 3, 1977           45          882

(126)  Harvey Waller             April 13, 1982             50          755

(127)  Eleanor K. Kokoszka       November 15, 1996          96          352


TOWN OF MIDDLETOWN

       ALL of the following described rights, privileges and easements situated in the Town of Middletown, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(128)  City of Middletown        March 24, 1980             570         57

(129)  John F. Reynolds, III     March 19, 1982             616         76

(130)  Hill Development
       Corporation               May 22, 1985               746         222

(131)  Stephen J. Channey        July 2, 1996               1103        96


TOWN OF MONTVILLE

       ALL of the following described rights, privileges and easements situated in the Town of Montville, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(132)  Leo J. Archambault
       et al                     April 9, 1996              288         527

(133)  Thomas E. Phillips
       et al                     September 10, 1987         197         58

(134)  Anna C. Kononchik         September 10, 1987         197         56

(135)  Joseph Wayne Riella       November 10, 1987          197         53

(136)  Randy Paul Blais          September 16, 1987         197         60

(137)  Albert C. Eichelberg
       et al                     May 23, 1988               201         455

(138)  A.E.S. Thames, Inc.       July 31, 1989              215         327

(139)  James J. Gorton           November 1, 1996           292         714


TOWN OF NEWINGTON

       ALL of the following described rights, privileges and easements situated in the Town of Newington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(140)  AJ&S Associates III
       Limited                   April 23, 1993             934         280
       Partnership


TOWN OF NEWTOWN

       ALL of the following described rights, privileges and easements situated in the Town of Newtown, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(141)  Donald D. Nowacki et al   September 6, 1995          522         762

TOWN OF NORTH STONINGTON

       ALL of the following described rights, privileges and easements situated in the Town of North Stonington, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(142)  Ray G. Jones              October 25, 1995           109         762

(143)  Charles G. Ryon           October 24, 1995           109         764

(144)  David R. Gray, Jr.        January 16, 1996           109         766

(145)  Donald A. Jones et al     November 1, 1995           109         768

(146)  Eugene P. Tillinghast
       et al                     October 27, 1995           109         770

(147)  Hugo Wilms, Jr. et al     November 2, 1995           109         772

(148)  Anna N. Coit              October 24, 1995           109         774

(149)  Joseph Janeiro            October 4, 1996            111         809


TOWN OF OLD LYME

       ALL of the following described rights, privileges and easements situated in the Town of Old Lyme, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(150)  Shoreline Affordable Housing,January 27, 1996        230330
       Inc.

(151)  Alvin Kus et al           January 16, 1996           230         332

(152)  David Eklund et al        February 3, 1996           230         334

(153)  The Hallock Realty
       Company                   September 13, 1996         234         254


TOWN OF OLD SAYBROOK

       ALL of the following described rights, privileges and easements situated in the Town of Old Saybrook, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(154)  Ralph Gometz              June 21, 1996              336         361


TOWN OF OXFORD

       ALL of the following described rights, privileges and easements situated in the Town of Oxford, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(155)  Richard S. Eckstrom
       et al                     September 11, 1995         183         958


TOWN OF PLAINFIELD

       ALL of the following described rights, privileges and easements situated in the Town of Plainfield, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(156)  John M. Cholewa et al     July 2, 1996               235         1247

(157)  Dow Road Associates,
        Inc.                     July 2, 1996               235         1248

(158)  Dow Road Associates,
        Inc.                     June 27, 1996              235         1258

(159)  Cathie L. Demers et al    October 16, 1996           238         286


TOWN OF PLYMOUTH

       ALL of the following described rights, privileges and easements situated in the Town of Plymouth, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(160)  Daniel F. Lavallee
       et al                     September 30, 1993         253         336

(161)  Michael J. Dilger         October 14, 1993           253         338

(162)  Daniel F. Lavallee
       et al                     September 5, 1995          253         341


TOWN OF POMFRET

       ALL of the following described rights, privileges and easements situated in the Town of Pomfret, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(163)  Eric H. Johnson et al     October 3, 1996            131         165


TOWN OF PORTLAND

       ALL of the following described rights, privileges and easements situated in the Town of Portland, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(164)  Joseph Eisenstein         November 6, 1976           113         180

(165)  William C. Lee            July 9, 1980               136         202

(166)  Richard D. McGinley       July 17, 1980              136         204

(167)  B.F.W. Realty, Inc.       July 8, 1980               136         204A

(168)  Thaddeus P. Bysiewicz     January 20, 1983           150         122

(169)  Thaddeus P. Bysiewicz     January 20, 1983           150         120


TOWN OF PRESTON

       ALL of the following described rights, privileges and easements situated in the Town of Preston, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(170)  Napoleon Vanase
       et al                     June 13, 1996              110         755


TOWN OF PROSPECT

       ALL of the following described rights, privileges and easements situated in the Town of Prospect, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(171)  V. C. Construction,
       Inc.                      May 26, 1995               258         347


TOWN OF ROCKY HILL

       ALL of the following described rights, privileges and easements situated in the Town of Rocky Hill, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(172)  Town of Rocky Hill        May 21, 1996               302         212

(173)  Amelia Zariphes Reilly
       et al                     June 6, 1996               302         668

(174)  Philip Ireland            February 26, 1986          167         798

(175)  Equimark Development      March 31, 1986             168         305
       Corporation

(176)  Tedwin Farms LLC          July 9, 1996               304         667

(177)  Brimfield Associates,
       L.L.C.                    August 2, 1996             305         961


TOWN OF SALEM

       ALL of the following described rights, privileges and easements situated in the Town of Salem, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(178)  Denbar Associates,
       Inc.                      May 22, 1996               99          268

(179)  Darlene M. Garthwait
        et al                    October 24, 1996           101         562


TOWN OF SIMSBURY

       ALL of the following described rights, privileges and easements situated in the Town of Simsbury, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(180)  Town of Simsbury          April 29, 1996             455         455

(181)  Richard E. Ostop          July 5, 1996               458         678

(182)  RFLP, Inc.                October 8, 1996            462         366

(183)  Presidential
        Development              August 19, 1996            460         136
       Corporation

(184)  Latimer Farms, Inc.       November 1, 1996           463         332


TOWN OF SOMERS

       ALL of the following described rights, privileges and easements situated in the Town of Somers, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(185)  Gregory McDonald
       et al                     November 25, 1996          172         851


TOWN OF SOUTH WINDSOR

       ALL of the following described rights, privileges and easements situated in the Town of South Windsor, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(186)  J.M.J. Construction
        Company,                 September 4, 1996          912         109
       Incorporated

(187)  Chase Associates, Inc.    December 2, 1996           924         79


TOWN OF SOUTHBURY

       ALL of the following described rights, privileges and easements situated in the Town of Southbury, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(188)  Charles Slapin et al      March 6, 1996              305         449


TOWN OF SOUTHINGTON

       ALL of the following described rights, privileges and easements situated in the Town of Southington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(189)  Kastner & Calvanese
       Inc.                      July 11, 1996              653         77

(190)  Stockverd, LLC            August 8, 1996             651         837

(191)  Milo & Denorfia
       Construction              September 24, 1996         654         914
       Co., Inc.

(192)  Nathaniel Florian         September 24, 1996         654         916


TOWN OF STAFFORD

       ALL of the following described rights, privileges and easements situated in the Town of Stafford, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(193)  McDonald's Real Estate    May 23, 1996               337         431
       Company


TOWN OF STONINGTON

       ALL of the following described rights, privileges and easements situated in the Town of Stonington, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(194)  William D. Dittman
       et al                     May 17, 1996               391         952

(195)  Peggy Ackley              October 12, 1995           387         323

(196)  W. Ronald O'Keefe         November 18, 1996          397         1028


TOWN OF UNION

       ALL of the following described rights, privileges and easements situated in the Town of Union, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(197)  J. & W. Company, Inc.     August 19, 1996            39          295


TOWN OF WEST HARTFORD

       ALL of the following described rights, privileges and easements situated in the Town of West Hartford, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(198)  West Hartford Place       July 17, 1996              2117        9
       Condominium Owners'
       Association, Inc.


TOWN OF WESTBROOK

       ALL of the following described rights, privileges and easements situated in the Town of Westbrook, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(199)  Beatrice Breck            July 2, 1996               177         99

(200)  Robert L. Day et al       July 22, 1996              177         430


TOWN OF WESTON

       ALL of the following described rights, privileges and easements situated in the Town of Weston, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(201)  Michael Vranos et al      December 26, 1995          234         1008
                                                   &
                                 January 1, 1996

(202)  Grey Fox Associates,
       LLC                       April 13, 1995             228         362

(203)  Grey Fox Associates,
       LLC                       April 13, 1995             228         366


TOWN OF WETHERSFIELD

       ALL of the following described rights, privileges and easements situated in the Town of Wethersfield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(204)  Paul Randazzo and
       Sons, Inc.                January 21, 1986           364         115


TOWN OF WINDHAM

       ALL of the following described rights, privileges and easements situated in the Town of Windham, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(205)  John T. Asselin           August 12, 1996            497         116


TOWN OF WINDSOR

       ALL of the following described rights, privileges and easements situated in the Town of Windsor, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(206)  Thomas P. DeFranzo
       et al                     May 14, 1996               1087        370

(207)  Thomas M. Burke           May 31, 1996               1087        373

(208)  Garry J. Foster et al     May 28, 1996               1087        375

(209)  Anthony M. Spadafora      June 6, 1996               1087        377

(210)  Raylin Homes, LLC         November 7, 1996           1102        178


TOWN OF WINDSOR LOCKS

       ALL of the following described rights, privileges and easements situated in the Town of Windsor Locks, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(211)  Ridgewood Development
        LLC                      June 18, 1996              236         403


TOWN OF WOLCOTT

       ALL of the following described rights, privileges and easements situated in the Town of Wolcott, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(212)  Paul R. Cossette et al    December 18, 1995          229         795


TOWN OF WOODBURY

       ALL of the following described rights, privileges and easements situated in the Town of Woodbury, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(213)  Mark Picton               June 8, 1995               209         63

(214)  A&B Real Estate
       Development,              February 23, 1995          207         532
       LLC


TOWN OF WOODSTOCK

       ALL of the following described rights, privileges and easements situated in the Town of Woodstock, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                            RECORDED
       GRANTOR                   DATE OF INSTRUMENT         VOLUME      PAGE

(215)  Jerron C. Hill et al      August 12, 1996            268         250

(216)  H. Douglas Porter         October 16, 1996           270         352

(217)  Salvatore C. Nilo et al   November 7, 1996           270         413